EXHIBIT 10.1

People's Republic of China             Document No: 0660017

Business License                       Company Name: Shenzhen Rayes Electronic
For Enterprise Person                  System Co. Ltd.

                                       Address: 17/F, Tower A, Jinfeng City,
                                       168 E. Shennan Rd., Luohu, Shenzhen.

                                       Type of company: Sino-Foreign Joint
                                       Venture

                                       Business Scope: the development of
                                       computer software, hardware and network
                                       systems and the development of
                                       telecommunications hardware. 50% of
                                       products are to be exported.

Registration No: Guangdong 108055
                                       Registered Capital: RMB 10,000,000

                                       Chairman: Zhang Qi Yu

                                       Deputy Chairman: Chen Jinzhi

                                       General Manager: Zhang Qi Yu

                                       Deputy General Manger: Qiu Guoming

                                       Period of Operations: Dec. 11, 1997 to
                                       Dec. 11, 2007

                                       Valid From: Dec. 11, 1997 to Dec. 11,
                                       2007

                                       Signature by Ministry of Commerce and
                                       Administration

                                       Date: September 15, 1999


This company has been approved and registered with permission to operate

Checked and investigated in 1998